UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2009

CLEAN POWER CONCEPTS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-133710

(Commission File Number)

98-0490694

(IRS Employer Identification No.)

1207 Halifax Street, Regina, SK, S4R 1T7

(Address of principal executive offices and Zip Code)

306-530-0418

Registrant's telephone number, including area code

Suite 1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 29, 2009, we filed a Certificate of Amendment to Articles of Incorporation decreasing our authorized number of common stock from 11,200,000,000 shares of common stock with a par value of $0.001 per share to 1,000,000,000 shares of common stock with a par value of $0.001 per share.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

/s/ Cory Turner

Cory Turner

President, CEO, CFO, Secretary, Treasurer and Director

Date: November 6, 2009

CW2995114.1